Fees Summary	Aug. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	207.15
Total Transaction Valuation	1,500,000.00
Total Offset Amount	207.15
Net Fee	$ 0.00